Exhibit 10.25

Execution Version

INCREMENTAL ASSUMPTION AGREEMENT NO. 1

INCREMENTAL ASSUMPTION AGREEMENT NO. 1, dated as of June 15, 2020 (this “Agreement”), by and among PLAYTIKA HOLDING CORP., a Delaware corporation, as borrower (the “Borrower”), the Subsidiary Loan Parties party hereto, the 2020 Incremental Revolving Facility Lenders (as defined below), the other Revolving Facility Lenders party hereto, the L/C Issuers party hereto and the Administrative Agent (as defined below), relating to the Credit Agreement dated as of December 10, 2019 (as modified pursuant to this Agreement and as it may be further amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders party thereto from time to time and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”) and collateral agent for the Secured Parties (together with its successors and assigns in such capacity, the “Collateral Agent”).

RECITALS:

WHEREAS, the Borrower has requested Incremental Revolving Facility Commitments in an aggregate principal amount of $100.0 million (the “2020 Incremental Revolving Facility Commitments” and the Revolving Facility Loans made thereunder, the “2020 Incremental Revolving Facility Loans”) pursuant to Section 2.21(a) of the Credit Agreement, which 2020 Incremental Revolving Facility Commitments shall constitute an increase to, and have the same terms and conditions as, the Revolving Facility Commitments under the Initial Revolving Facility;

WHEREAS, each of the institutions listed on Schedule I hereto (the “2020 Incremental Revolving Facility Lenders”) has agreed, on the terms and conditions set forth herein and in the Credit Agreement, to provide the 2020 Incremental Revolving Facility Commitments to the Borrower on the Effective Date (as defined below) in the amount set forth opposite its name under the heading “2020 Incremental Revolving Facility Commitment” on Schedule I hereto and to make Revolving Facility Loans to the Borrower thereunder from time to time on and after the Effective Date;

WHEREAS, the 2020 Incremental Revolving Facility Lenders, the other Revolving Facility Lenders party hereto and the L/C Issuers party hereto have agreed, on the terms and conditions set forth herein, to reallocate their Revolving Facility Commitments under the Initial Revolving Facility and their Letter of Credit Commitments immediately after giving effect to the 2020 Incremental Revolving Facility Commitments on the Effective Date such that the Revolving Facility Commitments under the Initial Revolving Facility of each Revolving Facility Lender immediately after giving effect to this Agreement shall be as set forth on Schedule II hereto; and

WHEREAS, the Borrower, the Subsidiary Loan Parties party hereto, the 2020 Incremental Revolving Facility Lenders, the other Revolving Facility Lenders party hereto, the L/C Issuers party hereto and the Administrative Agent are entering into this Agreement in order to (a) evidence such 2020 Incremental Revolving Facility Commitments, which are deemed to be made on the Effective Date in accordance with Section 2.21(a) of the Credit Agreement, and (b) reallocate the Revolving Facility Commitments under the Initial Revolving Facility and the Letter of Credit Commitments of the 2020 Incremental Revolving Facility Lenders, the other Revolving Facility Lenders party hereto and the L/C Issuers party hereto immediately after giving effect to the 2020 Incremental Revolving Facility Commitments.

AGREEMENT:

NOW, THEREFORE, the parties hereto therefore agree as follows:

SECTION 1. Defined Terms; References. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 2. 2020 Incremental Revolving Facility Commitment.

(a) Subject to the terms and conditions set forth herein, each of the 2020 Incremental Revolving Facility Lenders hereby agrees, severally and not jointly, to provide its respective 2020 Incremental Revolving Facility Commitment as set forth on Schedule I annexed hereto on the terms set forth in this Agreement, and its 2020 Incremental Revolving Facility Commitment shall be binding as of the Effective Date.

(b) The 2020 Incremental Revolving Facility Commitment of each 2020 Incremental Revolving Facility Lender is in addition to such 2020 Incremental Revolving Facility Lender’s existing Loans and Commitments under the Credit Agreement, if any (which shall continue under and be subject in all respects to the Credit Agreement), and, immediately after giving effect to the modifications contemplated hereby, shall be subject in all respects to the terms of the Credit Agreement (and, in each case, the other Loan Documents).

(c) It is the understanding, agreement and intention of the parties that (i) the 2020 Incremental Revolving Facility Commitments shall be part of the same Class of Revolving Facility Commitments as the Revolving Facility Commitments under the Initial Revolving Facility and shall constitute Revolving Facility Commitments and Commitments under the Loan Documents and (ii) all 2020 Incremental Revolving Facility Loans incurred pursuant to the 2020 Incremental Revolving Facility Commitments shall be part of the same Class of Loans as the Initial Revolving Loans and shall constitute Initial Revolving Loans, Revolving Facility Loans and Loans under the Loan Documents. The 2020 Incremental Revolving Facility Commitments and the 2020 Incremental Revolving Facility Loans shall be subject to the provisions of the Credit Agreement and the other Loan Documents and shall be on terms and conditions identical to the Revolving Facility Commitments and the Initial Revolving Loans, respectively, under the Initial Revolving Facility.

(d) The 2020 Incremental Revolving Facility Commitments may be drawn from time to time on or after the Effective Date in accordance with Section 2.01(b) of the Credit Agreement and shall terminate as set forth in Section 2.08(a) of the Credit Agreement. The 2020 Incremental Revolving Facility Loans borrowed under the 2020 Incremental Revolving Facility Commitments shall be repaid in accordance with Section 2.09(a)(i) and Section 2.10(b) of the Credit Agreement.

(e) Each 2020 Incremental Revolving Facility Lender acknowledges and agrees that upon its execution of this Agreement that such 2020 Incremental Revolving Facility Lender shall on and as of the Effective Date become, or continue to be, a “Revolving Facility Lender” and an “L/C Issuer” under, and for all purposes of, the Credit Agreement and the other Loan Documents, shall be subject to and bound by the terms thereof, shall perform all the obligations of and shall have all rights of a Lender and an “L/C Issuer” thereunder, and shall make available such amount to fund its ratable share of 2020 Incremental Revolving Facility Loans from time to time on and after the Effective Date in accordance with the Credit Agreement. Each 2020 Incremental Revolving Facility Lender has delivered herewith to the Borrower and the Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such 2020 Incremental Revolving Facility Lender may be required to deliver to the Borrower and the Administrative Agent pursuant to Section 2.17 of the Credit Agreement.

(f) This Agreement represents the Borrower’s request for 2020 Incremental Revolving Facility Commitments to be provided as additional Revolving Facility Commitments under the Initial Revolving Facility on the terms set forth herein on the Effective Date and for the 2020 Incremental Revolving Facility Loans to be made thereunder from time to time on and after the Effective Date in accordance with the Credit Agreement.

(g) Pursuant to Section 2.05(k) of the Credit Agreement, the Borrower hereby notifies the Administrative Agent of, and the Administrative Agent, Morgan Stanley Senior Funding, Inc. and Citibank, N.A. each hereby consents to, the appointment of Morgan Stanley Senior Funding, Inc. and Citibank, N.A., as L/C Issuers under, and for all purposes of, the Credit Agreement and the other Loan Documents. Subject to the terms and conditions set forth herein, each of Morgan Stanley Senior Funding, Inc. and Citibank, N.A. agrees to provide its respective Letter of Credit Commitment as set forth on Schedule II annexed hereto on the terms set forth in the Credit Agreement.

SECTION 3. Reallocation of Revolving Facility Commitments and Letter of Credit Commitments.

(a) Subject to the conditions and upon the terms set forth in this Agreement and in reliance on the representations and warranties of the Loan Parties set forth in this Agreement, the Borrower, each of the other Loan Parties party hereto, the 2020 Incremental Revolving Facility Lenders, the other Revolving Facility Lenders party hereto, the L/C Issuers party hereto and the Administrative Agent agree that on the Effective Date, immediately after the effectiveness of the provisions of Section 2 hereof, the Revolving Facility Commitments under the Initial Revolving Facility and the Letter of Credit Commitments shall be reallocated such that after giving effect thereto, the Revolving Facility Commitments under the Initial Revolving Facility, and the Letter of Credit Commitment, of each Revolving Facility Lender (including, for the avoidance of doubt, each 2020 Incremental Revolving Facility Lender) shall be as set forth in Schedule II annexed hereto.

(b) To the extent necessary for the Initial Revolving Loans and funded and unfunded participations in Letters of Credit under the Initial Revolving Facility to be held on a pro rata basis by the Lenders in accordance with their Revolving Facility Percentages under the Initial Revolving Facility after giving effect to the 2020 Incremental Revolving Facility Commitments and the reallocation of commitments in accordance with Section 3(a) above, the Revolving Facility Lenders and the 2020 Incremental Revolving Facility Lenders shall assign, transfer or purchase, as applicable, interests in the Initial Revolving Loans and funded and unfunded participations in Letters of Credit, or take such other actions as the Administrative Agent may determine to be necessary. Such assignments, transfers or purchases shall be made pursuant to such procedures as may be designated by the Administrative Agent and shall not be required to be effectuated in accordance with Section 9.04 of the Credit Agreement. The Administrative Agent is authorized and directed to take such actions and make such entries in the Register as shall be necessary or appropriate to effectuate this Section 3. Each of the Lenders party hereto agrees to waive any breakage costs pursuant to Section 2.16 of the Credit Agreement that may arise due to the reallocation set forth in this Section 3. In addition, each of the 2020 Incremental Revolving Facility Lenders acknowledges that the Interest Period with respect to the Initial Revolving Loans allocated to them pursuant to this Section 3 shall be the same Interest Period applicable to the outstanding Initial Revolving Loans held by the other Revolving Facility Lenders.

SECTION 4. Representations and Warranties. The Borrower represents and warrants that:

(a) the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the Effective Date after giving effect hereto, in each case, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date);

(b) no Event of Default has occurred or is continuing on and as of the Effective Date, after giving effect hereto and to the 2020 Incremental Revolving Facility Commitments;

(c) on the Effective Date, immediately after giving effect to the transactions contemplated hereby, (i) the fair value of the assets of the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of the Borrower and its Subsidiaries on a consolidated basis; (ii) the present fair saleable value of the property of the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries on a consolidated basis on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged, as such businesses are now conducted and are proposed to be conducted following the Effective Date; and

(d) on the Effective Date, immediately after giving effect to the transactions contemplated hereby, the Borrower does not intend to, and the Borrower does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by it or any such Subsidiary and the timing and amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

SECTION 5. Conditions. This Agreement shall become effective as of the first date (the “Effective Date”) when each of the following conditions shall have been satisfied:

(a) the Administrative Agent (or its counsel) shall have received from each Loan Party, the 2020 Incremental Revolving Facility Lenders, the other Revolving Facility Lenders party hereto, the L/C Issuers party hereto and the Administrative Agent (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;

(b) the Administrative Agent shall have received, on behalf of itself and the 2020 Incremental Revolving Facility Lenders, a favorable written opinion of Latham & Watkins LLP, as New York and Delaware special counsel for the Borrower (it being understood and agreed that such opinion shall be with respect to the Borrower only) (i) dated the date hereof, (ii) addressed to the Administrative Agent and the 2020 Incremental Revolving Facility Lenders and (iii) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to this Agreement as the Administrative Agent shall reasonably request;

(c) the representations and warranties set forth in Section 4 above shall be true and correct as of the Effective Date;

(d) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, dated the Effective Date and confirming the accuracy of the representations and warranties set forth in Section 4 above; and

(e) the Administrative Agent shall have received customary officer’s certificates consistent with those delivered on the Closing Date and dated the Effective Date; provided that, in lieu of attaching organizational documents and/or evidence of incumbency of the officers of any Loan Party to such certificates, such certificates may certify that (i) since the Closing Date, there have been no changes to the organizational documents of such Loan Party and (ii) no changes have been made to the incumbency certificate of the officers of such Loan Party delivered on the Closing Date or such later date referred to in such certificates.

SECTION 6. Governing Law; Etc.

(a) THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.11 AND 9.15 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 7. Confirmation of Guaranties and Security Interests. By signing this Agreement, each Loan Party hereby confirms that (a) the obligations of the Loan Parties under the Credit Agreement as modified hereby (including with respect to the 2020 Incremental Revolving Facility Commitments) and the other Loan Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Collateral Agreement and the other Loan Documents and (ii) constitute Loan Obligations and (b) notwithstanding the effectiveness of the terms hereof, the Collateral Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects after giving effect to the extension of credit contemplated herein. Each Loan Party ratifies and confirms its prior grant and the validity of all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Loan Document to which it is a party with all such Liens continuing in full force and effect after giving effect to this Agreement, and such Liens are not released or reduced hereby, and continue to secure full payment and performance of the Loan Obligations as increased hereby.

SECTION 8. Reference to and Effect on the Loan Documents.

(a) On and after the Effective Date, each reference in the Credit Agreement to “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Agreement.

(b) From and after the Effective Date, this Agreement shall be a Loan Document under the Credit Agreement for all purposes of the Credit Agreement.

(c) This Agreement shall constitute an “Incremental Assumption Agreement”, each of the 2020 Incremental Revolving Facility Lenders shall constitute an “Incremental Revolving Facility Lender,” a “Revolving Facility Lender,” and a “Lender”, the 2020 Incremental Revolving Facility Loans shall constitute “Revolving Facility Loans” and “Initial Revolving Loans” and the 2020 Incremental Revolving Facility Commitments shall constitute “Incremental Revolving Facility Commitments,” “Revolving Facility Commitments,” and “Commitments”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 9. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart to this Agreement by facsimile transmission or electronic mail (or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

SECTION 10. Miscellaneous. The Borrower shall pay all reasonable fees, costs and expenses of the Administrative Agent as agreed to between the parties incurred in connection with the negotiation, preparation and execution of this Agreement and the other instruments and documents to be delivered hereunder and the transactions contemplated hereby. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PLAYTIKA HOLDING CORP., as Borrower

By:	/s/ Craig Abrahams
Name:	Craig Abrahams
Title:	President and Chief Financial Officer

PLAYTIKA SANTA MONICA HOLDINGS, LLC,

By:	Playtika Holding Corp., its sole member

By:	/s/ Craig Abrahams
Name:	Craig Abrahams
Title:	President and Chief Financial Officer

PLAYTIKA SANTA MONICA, LLC,

By:	Playtika Santa Monica Holdings, LLC, its sole member

By:	Playtika Holding Corp., its sole member

By:	/s/ Craig Abrahams
Name:	Craig Abrahams
Title:	President and Chief Financial Officer

PSM COMPUTER SERVICES, LLC,

By:	Playtika Santa Monica, LLC, its sole member

By:	Playtika Santa Monica Holdings, LLC, its sole member

By:	Playtika Holding Corp., its sole member

By:	/s/ Craig Abrahams
Name:	Craig Abrahams
Title:	President and Chief Financial Officer

PLAYTIKA CHICAGO LLC,

By:	/s/ Craig Abrahams
Name:	Craig Abrahams
Title:	Manager

SERIOUSLY DIGITAL ENTERTAINMENT, INC.,

By:	/s/ Craig Abrahams
Name:	Craig Abrahams
Title:	Director

SERIOUSLY HOLDING CORP.,

By:	/s/ Craig Abrahams
Name:	Craig Abrahams
Title:	President

SERIOUSLY PICTURES, LLC,

By:	/s/ Craig Abrahams
Name:	Craig Abrahams
Title:	Manager

HYPER MANIA LTD.,

By:	/s/ Arik Sandler
Name:	Arik Sandler
Title:	Director

JELLY BUTTON GAMES LTD.,

By:	/s/ Arik Sandler
Name:	Arik Sandler
Title:	Director

DUNCAN VENTURES, LLC,

By:	/s/ Tian Lin
Name:	Tian Lin
Title:	Manager

PLAYTIKA GROUP ISRAEL LTD.,

By:	/s/ Tian Lin
Name:	Tian Lin
Title:	Director

PLAYTIKA UK – HOUSE OF FUN LIMITED,

By:	/s/ Tian Lin
Name:	Tian Lin
Title:	Director

PLAYTIKA LTD.,

By:	/s/ Tian Lin
Name:	Tian Lin
Title:	Director

ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

By:	/s/ Andrew Griffin
Name:	Andrew Griffin
Title:	Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Revolving Facility Lender and an L/C Issuer

By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

By:	/s/ Andrew Griffin
Name:	Andrew Griffin
Title:	Authorized Signatory

GOLDMAN SACHS BANK USA,
as a Revolving Facility Lender and an L/C Issuer

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

UBS AG, STAMFORD BRANCH, as a Revolving Facility Lender and an L/C Issuer

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Anthony Joseph
Name:	Anthony Joseph
Title:	Associate Director

MORGAN STANLEY BANK, N.A., as a 2020 Incremental Revolving Facility Lender

By:	/s/ Alysha Salinger
Name:	Alysha Salinger
Title:	Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC., as a 2020 Incremental Revolving Facility Lender and an L/C Issuer

By:	/s/ Alysha Salinger
Name:	Alysha Salinger
Title:	Authorized Signatory

CITIBANK, N.A., as a 2020 Incremental Revolving Facility Lender and an L/C Issuer

By:	/s/ Mikkel Gronlykke
Name:	Mikkel Gronlykke
Title:	Managing Director